UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 30, 2022

SURO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue

12th Floor

New York, NY 10019

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 931-6331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Global Select Market
6.00% Notes due 2026	SSSSL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 30, 2022, SuRo Capital Corp. (the “Company”) issued a press release (the “Press Release”) reminding its stockholders that its modified “Dutch Auction” tender offer (the “Tender Offer”), which commenced on August 8, 2022, remains scheduled to expire on September 2, 2022. The Company launched the Tender Offer to purchase up to 2,000,000 shares of the Company’s common stock, par value $0.01 per share, at a price per share not less than $6.00 and not greater than $7.00 in $0.10 increments, using available cash. The Press Release contains no information which changes, materially or otherwise, the information the Company included in its tender offer statement on Schedule TO, or any of the exhibits thereto, which the Company filed with the SEC on August 8, 2022.

The tender offer described in this Current Report on Form 8-K commenced on August 8, 2022; however, this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of the Company or any other securities. On the commencement date of the tender offer, the Company filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the Securities and Exchange Commission (the “SEC”). The offer to purchase shares of common stock of the Company is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed with such Schedule TO. Stockholders are urged to read the tender offer statement (including the offer to purchase, the related letter of transmittal and the other offer documents), as they may be amended from time to time, because they contain important information that should be read carefully before making any decision with respect to the tender offer. Stockholders may obtain a free copy of these statements at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the tender offer, D.F. King, Inc., at suro@dfking.com. Banks and brokers may call the information agent at (212) 269-5550, and all others may call the information agent toll-free at (800) 769-4414.

Furnished as Exhibit 99.1 and incorporated herein by reference is a copy of the press release related to the tender offer.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 30, 2022*
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The press release attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2022	SURO CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green
Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary